INSURANCE PREMIUM INCOME	12 Months Ended
Dec. 31, 2022
Disclosure of insurance premium revenue [Abstract]
INSURANCE PREMIUM INCOME
NOTE 8: INSURANCE PREMIUM INCOME

	2022 £m	2021 £m	2020 £m
Life insurance
Gross premiums:
Life and pensions, excluding annuities	7,711	7,515	6,941
Annuities	1,190	531	1,378
	8,901	8,046	8,319
Ceded reinsurance premiums	(369)	(376)	(333)
Net earned premiums	8,532	7,670	7,986
Non-life insurance
Net earned premiums	527	613	629
Total insurance premium income	9,059	8,283	8,615